Exhibit 4.1

MGM MIRAGE
6.625% Notes due 2015
FIRST SUPPLEMENTAL INDENTURE
Dated as of September 9, 2005
U.S. BANK NATIONAL ASSOCIATION,
Trustee

     FIRST SUPPLEMENTAL INDENTURE dated as of September 9, 2005 (this “Supplemental Indenture”), among MGM MIRAGE, a Delaware corporation (the “Company”), the Subsidiary Guarantors party hereto, and U.S. BANK NATIONAL ASSOCIATION (the “Trustee”), having its Corporate Trust Office at 60 Livingston Avenue, St. Paul, MN 55107-1419.
     WHEREAS, the Company, the Subsidiary Guarantors and the Trustee have entered into an Indenture dated as of June 20, 2005 (the “Indenture”), providing for the initial issuance of $500,000,000 aggregate principal amount of the Company’s 6.625% Senior Notes due 2015 (the “Initial 6.625% Notes”);
     WHEREAS, the Company desires and has requested that the Trustee join it in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Company of an additional $375,000,000 aggregate principal amount of 6.625% Notes due 2015 (the “Additional 6.625% Notes”);
     WHEREAS, Section 2.14 of the Indenture provides for the issuance of Additional Notes and Section 9.01(m) of the Indenture permits supplementing the Indenture to establish a series of Additional Notes without the consent of any Holders;
     WHEREAS, the Additional 6.625% Notes shall constitute Additional Notes pursuant to the Indenture;
     WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and
     WHEREAS, all things necessary to make this Supplemental Indenture a valid supplement to the Indenture pursuant to its terms and the terms of the Indenture have been done.
     NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I
GENERAL TERMS AND CONDITIONS OF THE ADDITIONAL 6.625% NOTES
     SECTION 1.01. DESIGNATION OF NOTES.
     The changes, modifications and supplements to the Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Additional 6.625% Notes and shall not apply to any other Notes that have been or may be issued under the Indenture unless a supplemental indenture with respect to such other Notes specifically incorporates such changes, modifications and supplements. Pursuant to this Supplemental Indenture, there is hereby designated an additional $375,000,000 aggregate principal amount of the series of Notes under the Indenture entitled “6.625% Notes due 2015.” The Additional 6.625% Notes shall be evidenced by one or more Global Notes in the form of Exhibit A hereto. The Additional 6.625% Notes shall have the same terms, including without limitation, the same maturity date, interest rate, redemption and other provisions and interest payment dates as the Initial 6.625% Notes, and will be part of the same series as the Initial 6.625% Notes. For all purposes under the Indenture, the term “Notes” shall include the Initial 6.625% Notes and the Additional 6.625% Notes.
     SECTION 1.02. OTHER TERMS OF THE NOTES.
     (a) General. Without limiting the foregoing provisions of this Article I, the terms of the Additional 6.625% Notes shall be as set forth in the form of Notes set forth in Exhibit A hereto and as provided in the Indenture, as supplemented by this Supplemental Indenture.
     (b) Issue Price and Date; First Interest Payment. The Additional 6.625% Notes shall be issued on September 9, 2005 at an issue price of 101.375% plus interest accrued from June 20, 2005. The amount of interest payable on the first interest payment date applicable to the Additional 6.625% Notes is $37.73 per $1,000 principal amount of Additional 6.625% Notes.

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     (c) Restricted Notes. The Global Notes evidencing the Additional 6.625% Notes shall initially bear the Private Placement Legend and shall be sold by the Initial Purchasers in reliance on Rule 903 of Regulation S or Rule 144A.
     (d) CUSIP. The CUSIP numbers for the Additional 6.625% Notes sold by the Initial Purchasers in reliance on Rule 903 of Regulation S and Rule 144A shall be U5928TAE1 and 552953AT8, respectively.
     SECTION 1.03 DEFINITIONS.
     (a) Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned thereto in the Indenture.
     (b) Solely for the purpose of this Supplemental Indenture and the Additional 6.625% Notes, the following definitions set forth in Section 1.01 of the Indenture are hereby amended in their entirety as follows:
     “Initial Purchasers” means Banc of America Securities LLC and those parties listed as initial purchasers in the Purchase Agreement.
     “Offering Memorandum” means the offering memorandum dated August 25, 2005 relating to the sale of $375,000,000 aggregate principal amount of Additional 6.625% Notes.
     “Purchase Agreement” means the Amended and Restated Purchase Agreement dated August 25, 2005 for the purchase of $375,000,000 aggregate principal amount of Additional 6.625% Notes among the Company, the Subsidiary Guarantors and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.
ARTICLE II
ADDITIONAL ISSUANCE OF ADDITIONAL 6.625% NOTES.
     Additional 6.625% Notes in the aggregate principal amount equal to $375,000,000 may, upon execution of the Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery such Additional 6.625% Notes pursuant to Section 2.02 of the Indenture.
ARTICLE III
GUARANTEE
     In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Subsidiary Guarantors, jointly and severally, hereby unconditionally guarantees to the Trustee and to each Holder of an Additional 6.625% Note authenticated and delivered by the Trustee, as set forth in the Indenture (as supplemented by this Supplemental Indenture), the due and punctual payment of the principal of, premium (if any) and interest on such Note when and as the same shall become due and payable for any reason according to the terms of such Note and the Indenture (as supplemented by this Supplemental Indenture). The Subsidiary Guarantors, and any Subsidiary of the Company that becomes a Subsidiary Guarantor after the date of issuance of the Additional 6.625% Notes shall evidence their Guarantees thereof by executing a Guarantee in the form of Exhibit B hereto or a Joinder in the form of Exhibit C hereto, respectively.
ARTICLE IV
MISCELLANEOUS
     SECTION 4.01. AMENDMENT AND SUPPLEMENT.
     This Supplemental Indenture or the Additional 6.625% Notes may be amended or supplemented as provided for in the Indenture.

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     SECTION 4.02. CONFLICTS.
     In the event of any conflict between this Supplemental Indenture and the Indenture, the provisions of this Supplemental Indenture shall prevail.
     SECTION 4.03. GOVERNING LAW.
     THIS SUPPLEMENTAL INDENTURE, THE ADDITIONAL 6.625% NOTES AND THE GUARANTEES THEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEVADA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE ADDITIONAL 6.625% NOTES OR THE GUARANTEES THEREOF.
     SECTION 4.04. COUNTERPARTS.
     The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture.
     SECTION 4.05. RATIFICATION.
     The Indenture, as supplemented by this Supplemental Indenture, shall remain in full force and effect and is in all respects ratified and confirmed.
     SECTION 4.06. SEVERABILITY.
     In case any one or more of the provisions contained in this Supplemental Indenture or in the Additional 6.625% Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of such Notes.
[Signature Pages Follow]

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SIGNATURES
     IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

MGM MIRAGE

By:	/s/ Bryan L. Wright

Name:	Bryan L. Wright
Title:	Senior Vice President – Assistant General Counsel and Assistant Secretary

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Richard Prokosch

Name:	Richard Prokosch
Title:	Vice President
SIGNATURE PAGE TO MGM MIRAGE SUPPLEMENTAL INDENTURE
SEPTEMBER 2005

SUBSIDIARY GUARANTORS

AC Holding Corp., a Nevada corporation
AC Holding Corp. II, a Nevada corporation
The April Cook Companies, a Nevada corporation
Beau Rivage Distribution Corp., a Mississippi corporation
Beau Rivage Resorts, Inc., a Mississippi corporation
Bellagio, LLC, a Nevada limited liability company
Bellagio II, LLC, a Nevada limited liability company
Boardwalk Casino, Inc., a Nevada corporation
Bungalow, Inc., a Mississippi corporation
Circus Circus Mississippi, Inc., a Mississippi corporation
Circus Circus Casinos, Inc., a Nevada corporation
Colorado Belle Corp., a Nevada corporation
Country Star Las Vegas, LLC, a Nevada limited liability company
Destron, Inc., a Nevada corporation
Diamond Gold, Inc., a Nevada corporation
Edgewater Hotel Corporation, a Nevada corporation
Galleon, Inc., a Nevada corporation
Gold Strike Aviation, Incorporated, a Nevada corporation
Gold Strike Fuel Company, a Nevada partnership
By: Oasis Development Company, Inc., a Nevada corporation, Partner
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
Gold Strike L.V., a Nevada partnership
By: Diamond Gold Inc., a Nevada corporation, Partner
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
Goldstrike Finance Company, Inc., a Nevada corporation
Goldstrike Investments, Incorporated, a Nevada corporation
Grand Laundry, Inc., a Nevada corporation
Jean Development Company, a Nevada partnership
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
Jean Development West, a Nevada partnership
By: Diamond Gold Inc., a Nevada corporation, Partner
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
SIGNATURE PAGE TO MGM MIRAGE SUPPLEMENTAL INDENTURE
SEPTEMBER 2005

By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
Jean Fuel Company West, a Nevada partnership
By: Oasis Development Company, Inc., a Nevada corporation, Partner
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
Last Chance Investments, Incorporated, a Nevada corporation
LV Concrete Corp., a Nevada corporation
MAC, Corp., a New Jersey corporation
Mandalay Corp., a Nevada corporation
Mandalay Marketing and Events, a Nevada corporation
Mandalay Place (f.k.a. New Dirt, Inc.), a Nevada corporation
Mandalay Resort Group, a Nevada corporation
Metropolitan Marketing, LLC, a Nevada limited liability company
MGM Grand Atlantic City, Inc., a New Jersey corporation
MGM Grand Condominiums, LLC, a Nevada limited liability company
MGM Grand Condominiums II, LLC, a Nevada limited liability company
MGM Grand Condominiums III, LLC, a Nevada limited liability company
MGM Grand Detroit, Inc., a Delaware corporation
MGM Grand Hotel, LLC, a Nevada limited liability company
MGM Grand New York, LLC, a Nevada limited liability company
MGM Grand Resorts, LLC, a Nevada limited liability company
MGM Grand Resorts Development (f.k.a. Mandalay Development), a Nevada corporation
MGM MIRAGE Advertising, Inc., a Nevada corporation
MGM MIRAGE Aircraft Holdings, LLC, a Nevada limited liability company
MGM MIRAGE Aviation Corp., a Nevada corporation
MGM MIRAGE Corporate Services, a Nevada corporation
MGM MIRAGE Design Group, a Nevada corporation
MGM MIRAGE Development, Inc., a Nevada corporation
MGM MIRAGE Entertainment and Sports, a Nevada corporation
MGM MIRAGE International, a Nevada corporation
MGM MIRAGE Manufacturing Corp., a Nevada corporation
MGM MIRAGE Operations, Inc., a Nevada corporation
MGM MIRAGE Retail, a Nevada corporation
MH, Inc., a Nevada corporation
M.I.R. Travel, a Nevada corporation
The Mirage Casino-Hotel, a Nevada corporation
Mirage Laundry Services Corp., a Nevada corporation
Mirage Leasing Corp., a Nevada corporation
Mirage Resorts, Incorporated, a Nevada corporation
MMNY Land Company, Inc., a New York corporation
MRG Vegas Portal, Inc., a Nevada corporation
SIGNATURE PAGE TO MGM MIRAGE SUPPLEMENTAL INDENTURE
SEPTEMBER 2005

MRGS Corp., a Nevada corporation
M.S.E. Investments, Incorporated, a Nevada corporation
Nevada Landing Partnership, an Illinois partnership
By: Diamond Gold, Inc., a Nevada corporation, Partner
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
New Castle Corp., a Nevada corporation
New PRMA Las Vegas, Inc., a Nevada corporation
New York-New York Hotel & Casino, LLC, a Nevada limited liability company
New York-New York Tower, LLC, a Nevada limited liability company
Oasis Development Company, Inc., a Nevada corporation
Plane Truth, LLC, a Nevada limited liability company
The Primadonna Company, LLC, a Nevada limited liability company
PRMA Land Development Company, a Nevada corporation
PRMA, LLC, a Nevada limited liability company
Project CC, LLC, a Nevada limited liability company
Railroad Pass Investment Group, a Nevada partnership
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
Ramparts International, a Nevada corporation
Ramparts, Inc., a Nevada corporation
Restaurant Ventures of Nevada, Inc., a Nevada corporation
Slots-A-Fun, Inc., a Nevada corporation
Treasure Island Corp., a Nevada corporation
Victoria Partners, a Nevada partnership
By: MRGS Corp., a Nevada corporation, Partner
By: Gold Strike L.V., a Nevada partnership, Partner
By: Diamond Gold Inc., a Nevada corporation, Partner
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
VidiAd, a Nevada corporation
[The remainder of this page is intentionally left blank. Signature on the following page.]
SIGNATURE PAGE TO MGM MIRAGE SUPPLEMENTAL INDENTURE
SEPTEMBER 2005

By:	/s/ Bryan L. Wright
Name:	Bryan L. Wright
Title:	Assistant Secretary or Attorney-in-Fact, as applicable, of each of the foregoing

SIGNATURE PAGE TO MGM MIRAGE SUPPLEMENTAL INDENTURE
SEPTEMBER 2005

EXHIBIT A
FORM OF GLOBAL NOTE
CUSIP No. ______________
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO MGM MIRAGE OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNED HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THE NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
     THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT’’), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER. ACCORDINGLY, NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL “ACCREDITED INVESTOR’’ (AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) OF THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED THAT THE COMPANY SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, RESALE, ASSIGNMENT, PLEDGE OR TRANSFER PURSUANT TO THIS CLAUSE (e) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION (IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY) OF COUNSEL SATISFACTORY TO THE COMPANY, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE

REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE.
MGM MIRAGE
6.625% Senior Note Due July 15, 2015

No. ___	$[___]
     MGM MIRAGE, a Delaware corporation (the “Company”), promises to pay to Cede & Co. or registered assigns, or its registered assigns, the principal sum of [___] in U.S. Dollars on July 15, 2015.

Interest Payment Dates:	January 15 and July 15

Record Dates:	January 1 and July 1
     Additional provisions of this Note are set forth on the other side of this Note.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

MGM MIRAGE
By
Name:
Title:

Attest:

Name:	Bryan L. Wright
Title:	Senior Vice President, Assistant General Counsel and Assistant Secretary
[Authentication Page to Follow]

CERTIFICATE OF AUTHENTICATION
     This is one of the Notes designated therein referred to in the within-mentioned Indenture.

Dated:	U.S. BANK NATIONAL ASSOCIATION, As Trustee
By
Authorized Signatory

[FORM OF REVERSE SIDE OF NOTE]
6.625 % Senior Note Due July 15, 2015
1.	INTEREST
     MGM MIRAGE, a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at the rate per annum shown above and shall pay Additional Interest, if any, payable pursuant to the relevant Registration Rights Agreement.
     The Company shall pay interest (including Additional Interest, if any) semi-annually in arrears on January 15 and July 15 of each year commencing on January 15, 2006. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 20, 2005 with respect to this Note. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
2.	METHOD OF PAYMENT
     The Company shall pay interest (except defaulted interest but including Additional Interest, if any) on the Notes to the Persons who are registered Holders of Notes at the close of business on the January 1 or July 1 immediately preceding the interest payment date even if Notes are canceled after the record date and on or before the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, all payments in respect of this Note (including principal, premium, if any, interest and Additional Interest, if any) must be made by wire transfer of immediately available funds to the accounts specified by the Holder hereof.
3.	PAYING AGENT AND REGISTRAR
     Initially, U.S. BANK NATIONAL ASSOCIATION (the “Trustee”) shall act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to the Holders. The Company or any domestically organized Subsidiary may act as Paying Agent or Registrar.
4.	INDENTURE
     The Company issued the Notes under an Indenture dated as of June 20, 2005, as supplemented by the First Supplemental Indenture dated as of the date of this Note (the “Indenture”), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms.
     The Notes are unsecured senior obligations of the Company. Subject to the conditions set forth in the Indenture, the Company may issue Additional Notes in an unlimited principal amount. This Note is one of the Notes referred to in the Indenture. The Notes include the Initial Notes, the Additional Notes and any Exchange Notes or Private Exchange Notes issued in exchange for Additional Notes or Initial Notes pursuant to the Registration Rights Agreement and the Indenture. The Initial Notes, the Additional Notes, the Exchange Notes and the Private Exchange Notes are treated as a single class of Notes under the Indenture. The Subsidiary Guarantors have, jointly and severally, unconditionally guaranteed the Guaranteed Obligations on a senior unsecured basis pursuant to the terms of the Indenture.

5.	OPTIONAL REDEMPTION; MANDATORY DISPOSITION PURSUANT TO GAMING LAWS
     The Notes are redeemable at the option of the Company, in whole or in part at any time at a redemption price (the “Redemption Price”) equal to the greater of:
•	100% of the principal amount thereof; or

•	as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, plus, in either of the above cases, accrued and unpaid interest to the Redemption Date on the Notes to be redeemed.
     “Adjusted Treasury Rate” means, with respect to any Redemption Date:
•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

•	if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     The Adjusted Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such securities (“Remaining Life”).
     “Comparable Treasury Price” means (1) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.
     “Reference Treasury Dealer” means any primary U.S. Government securities dealer in New York City selected by the Company.

     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
     The rights of each Holder or beneficial owner of Notes are subject to the Gaming Laws and requirements of the Gaming Authorities. Notwithstanding any other provision of the Indenture, if any Gaming Authority requires that a Holder or beneficial owner of Notes of a Holder must be licensed, qualified or found suitable under any Gaming Law, such Holder or such beneficial owner shall apply for a license, qualification or a finding of suitability, as the case may be, within the required time period. If such person fails to apply or become licensed or qualified or is not found suitable (in each case, a “failure of compliance”), the Company shall have the right, at its option, (i) to require such Holder or owner to dispose of such Holder’s or beneficial owner’s Notes within 30 days of receipt of notice of the Company’s election or such earlier date as may be requested or prescribed by such Gaming Authority, or (ii) to redeem such Notes, which Redemption Date may be less than 30 days following the notice of redemption if so requested or prescribed by the Gaming Authority, at a redemption price equal to (a) the lesser of (1) the Holder’s cost, plus accrued and unpaid interest, if any, to the earlier of the Redemption Date or the date of the finding of unsuitability or failure to comply and (2) 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the earlier of the Redemption Date and the date of the finding of unsuitability or failure to comply or (b) such other amount as may be required by applicable Gaming Laws or by order of any Gaming Authority. The Company shall notify the Trustee in writing of any such failure of compliance or redemption as soon as practicable. The Company shall not be responsible for any costs or expenses any such Holder or beneficial owner may incur in connection with its application for a license, qualification or finding of suitability. Immediately upon the imposition of a requirement to dispose of the Notes by a Gaming Authority, such Holder or beneficial owner shall, to the extent required by applicable Gaming Laws, have no further right (i) to exercise, directly or indirectly, through any trustee, nominee or any other person or entity, any right conferred by the Notes, or (ii) to receive any remuneration in any form with respect to the Notes from the Company or the Trustee, except the redemption price.
6.	NOTICES OF REDEMPTION
     Notices of redemption shall be mailed by first-class mail at least 30 (unless a shorter notice is acceptable to the Trustee) days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its registered address all in accordance with the Indenture. If less than all of the Notes are to be redeemed at any time (other than pursuant to paragraph 5 above) the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Notes not previously called for redemption, by such method as the Trustee shall deem fair and appropriate. On and after the redemption date, interest ceases to accrue on Notes or portions of them called for redemption.
7.	DENOMINATIONS; TRANSFER; EXCHANGE
     The Notes are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.
8.	PERSONS DEEMED OWNERS
     The registered Holder of this Note may be treated as the owner of it for all purposes.

9.	UNCLAIMED MONEY
     If money for the payment of principal or interest remains unclaimed for two years, the Paying Agent shall pay the money back to the Company at its request, or if then held by the Company or a domestic Subsidiary, shall be discharged from such trust (unless an abandoned property law designates another Person for payment thereof). After any such payment, Holders entitled to the money must look only to the Company for payment thereof, and all liability of the Paying Agent with respect to such money, and all liability of the Company or such permitted Subsidiary as trustee thereof, shall thereupon cease.
10.	DISCHARGE AND DEFEASANCE
     Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Indenture with respect to the Notes if, among other things, the Company deposits with the Trustee funds for the payment of principal and interest on the Notes to redemption or maturity, as the case may be.
11.	AMENDMENT, WAIVER
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time outstanding. The Indenture also contains provisions, with certain exceptions as therein provided, permitting the Holders of a majority in principal amount of the Notes at the time outstanding, on behalf of the Holders of all such Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. The Indenture also permits certain other amendments, modifications or waivers thereof only with the consent of all affected Holders of the Notes, while certain other amendments or modifications may be made without the consent of any Holders of Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. The right of any Holder of a Note (or such Holder’s duly designated proxy) to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of Notes as of a date set by the Company and identified by the Trustee in a notice furnished to Holders of the Notes in accordance with the terms of the Indenture.
12.	DEFAULTS AND REMEDIES
     Events of Default are set forth in the Indenture. If an Event of Default shall have occurred and be continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Notes may declare the principal of, premium, if any, and accrued interest (including Additional Interest, if any) on all the Notes to be due and payable by notice in writing to the Company and, if given by the Holders, to the Trustee, specifying the respective Events of Default, and the same shall become immediately due and payable.
     Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of principal, premium, if any, or interest) if and so long as a committee of its Trust Officers in good faith determines that withholding notice is in the interest of the Holders.
13.	TRUSTEE DEALINGS WITH THE COMPANY
     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.
14.	NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS
     No past, present or future director, officer, employee, stockholder or incorporator, as such, of the Company or any successor corporation shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.
15.	GOVERNING LAW
     THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
16.	AUTHENTICATION
     This Note and the Subsidiary Guarantee endorsed hereon shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Note.
17.	ABBREVIATIONS
     Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).
18.	CUSIP NUMBERS
     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
     The Company shall furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Note in larger type. Requests may be made to:
MGM MIRAGE
3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109
Attention of Secretary

ASSIGNMENT FORM
To assign this Note, fill in the form below:
I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)
and irrevocably appoint                                          agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.
Date:                                          Your Signature:

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

Sign exactly as your name appears on the other side of this Note.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT B
[FORM OF NOTATION OF GUARANTEE]
GUARANTEE
     For value received, the undersigned hereby unconditionally guarantee to the Holder of the Note upon which this Guarantee is endorsed the due and punctual payment, as set forth in the Indenture, as supplemented as of the date hereof, pursuant to which this Note and Guarantee were issued, of the principal of, premium (if any) and interest on such Note when and as the same shall become due and payable for any reason according to the terms of such Note and the Indenture, as supplemented as of the date hereof. This Guarantee will not become effective until the Trustee signs the certificate of authentication on this Note. Such Guarantee is more fully set forth in the Indenture.
Dated as of [________], 2005

SUBSIDIARY GUARANTORS

AC Holding Corp., a Nevada corporation
AC Holding Corp. II, a Nevada corporation
The April Cook Companies, a Nevada corporation
Beau Rivage Distribution Corp., a Mississippi corporation
Beau Rivage Resorts, Inc., a Mississippi corporation
Bellagio, LLC, a Nevada limited liability company
Bellagio II, LLC, a Nevada limited liability company
Boardwalk Casino, Inc., a Nevada corporation
Bungalow, Inc., a Mississippi corporation
Circus Circus Mississippi, Inc., a Mississippi corporation
Circus Circus Casinos, Inc., a Nevada corporation
Colorado Belle Corp., a Nevada corporation
Country Star Las Vegas, LLC, a Nevada limited liability company
Destron, Inc., a Nevada corporation
Diamond Gold, Inc., a Nevada corporation
Edgewater Hotel Corporation, a Nevada corporation
Galleon, Inc., a Nevada corporation
Gold Strike Aviation, Incorporated, a Nevada corporation
Gold Strike Fuel Company, a Nevada partnership
By: Oasis Development Company, Inc., a Nevada corporation, Partner
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
Gold Strike L.V., a Nevada partnership
By: Diamond Gold Inc., a Nevada corporation, Partner
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
Goldstrike Finance Company, Inc., a Nevada corporation

Goldstrike Investments, Incorporated, a Nevada corporation
Grand Laundry, Inc., a Nevada corporation
Jean Development Company, a Nevada partnership
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
Jean Development West, a Nevada partnership
By: Diamond Gold Inc., a Nevada corporation, Partner
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
Jean Fuel Company West, a Nevada partnership
By: Oasis Development Company, Inc., a Nevada corporation, Partner
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
Last Chance Investments, Incorporated, a Nevada corporation
LV Concrete Corp., a Nevada corporation
MAC, Corp., a New Jersey corporation
Mandalay Corp., a Nevada corporation
Mandalay Marketing and Events, a Nevada corporation
Mandalay Place (f.k.a. New Dirt, Inc.), a Nevada corporation
Mandalay Resort Group, a Nevada corporation
Metropolitan Marketing, LLC, a Nevada limited liability company
MGM Grand Atlantic City, Inc., a New Jersey corporation
MGM Grand Condominiums, LLC, a Nevada limited liability company
MGM Grand Condominiums II, LLC, a Nevada limited liability company
MGM Grand Condominiums III, LLC, a Nevada limited liability company
MGM Grand Detroit, Inc., a Delaware corporation
MGM Grand Hotel, LLC, a Nevada limited liability company
MGM Grand New York, LLC, a Nevada limited liability company
MGM Grand Resorts, LLC, a Nevada limited liability company
MGM Grand Resorts Development (f.k.a. Mandalay
Development), a Nevada corporation
MGM MIRAGE Advertising, Inc., a Nevada corporation
MGM MIRAGE Aircraft Holdings, LLC, a Nevada limited liability company
MGM MIRAGE Aviation Corp., a Nevada corporation
MGM MIRAGE Corporate Services, a Nevada corporation
MGM MIRAGE Design Group, a Nevada corporation

MGM MIRAGE Development, Inc., a Nevada corporation
MGM MIRAGE Entertainment and Sports, a Nevada corporation
MGM MIRAGE International, a Nevada corporation
MGM MIRAGE Manufacturing Corp., a Nevada corporation
MGM MIRAGE Operations, Inc., a Nevada corporation
MGM MIRAGE Retail, a Nevada corporation
MH, Inc., a Nevada corporation
M.I.R. Travel, a Nevada corporation
The Mirage Casino-Hotel, a Nevada corporation
Mirage Laundry Services Corp., a Nevada corporation
Mirage Leasing Corp., a Nevada corporation
Mirage Resorts, Incorporated, a Nevada corporation
MMNY Land Company, Inc., a New York corporation
MRG Vegas Portal, Inc., a Nevada corporation
MRGS Corp., a Nevada corporation
M.S.E. Investments, Incorporated, a Nevada corporation
Nevada Landing Partnership, an Illinois partnership
By: Diamond Gold, Inc., a Nevada corporation, Partner
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
New Castle Corp., a Nevada corporation
New PRMA Las Vegas, Inc., a Nevada corporation
New York-New York Hotel & Casino, LLC, a Nevada limited liability company
New York-New York Tower, LLC, a Nevada limited liability company
Oasis Development Company, Inc., a Nevada corporation
Plane Truth, LLC, a Nevada limited liability company
The Primadonna Company, LLC, a Nevada limited liability company
PRMA Land Development Company, a Nevada corporation
PRMA, LLC, a Nevada limited liability company
Project CC, LLC, a Nevada limited liability company
Railroad Pass Investment Group, a Nevada partnership
By: Goldstrike Investments, Incorporated, a Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
Ramparts International, a Nevada corporation
Ramparts, Inc., a Nevada corporation
Restaurant Ventures of Nevada, Inc., a Nevada corporation
Slots-A-Fun, Inc., a Nevada corporation
Treasure Island Corp., a Nevada corporation
Victoria Partners, a Nevada partnership
By: MRGS Corp., a Nevada corporation, Partner
By: Gold Strike L.V., a Nevada partnership, Partner
By: Diamond Gold Inc., a Nevada corporation, Partner
By: Goldstrike Investments, Incorporated, a

Nevada corporation, Partner
By: Last Chance Investments, Incorporated, a Nevada corporation, Partner
By: M.S.E. Investments, Incorporated, a Nevada corporation, Partner
VidiAd, a Nevada corporation
[The remainder of this page is intentionally left blank. Signature on the following page.]

By:
	Name:	Bryan L. Wright
	Title:	Assistant Secretary or Attorney-in-Fact, as applicable, of each of the foregoing

EXHIBIT C
FORM OF INSTRUMENT OF JOINDER
(INDENTURES)
          THIS INSTRUMENT OF JOINDER (“Joinder”) is executed as of ___, by the undersigned Subsidiaries of MGM MIRAGE (“Joining Parties”), with reference to the following guaranties:
1.	Guaranty of 7.25% Senior Notes due 2006. The Guaranty dated as of May 31, 2000, made by MGM MIRAGE (under its former name MGM Grand), and certain subsidiaries of MGM MIRAGE in favor of U.S. Bank, N.A. (formerly known as Firstar Bank of Minnesota, N.A) (the “7.25% Guaranty”), for the Holders of Mirage’s 7.25% Senior Notes due 2006 issued pursuant to the Indenture dated as of October 15, 1996, between Mirage and U.S. Bank, N.A. (formerly known as Firstar Bank of Minnesota, N.A), as Trustee (the “7.25% Indenture”).

2.	Guaranty of 6.75% Senior Notes due 2007 and 7.25% Debentures due 2017. The Guaranty dated as of May 31, 2000, made by MGM MIRAGE (under its former name MGM Grand), and certain subsidiaries of MGM MIRAGE in favor of First Security Bank, National Association (the “6.75% and 7.25% Guaranty”), for the Holders of Mirage’s 6.75% Notes due 2007 and for the Holders of Mirage’s 7.25% Debentures due 2017 issued pursuant to the Indenture dated as of August 1, 1997, between Mirage and First Security Bank, National Association, as Trustee (the “6.75% and 7.25% Indenture”).

3.	Guaranty of 6.75% Notes due 2008. The Guaranty dated as of May 31, 2000, made by MGM MIRAGE (under its former name MGM Grand), and certain subsidiaries of MGM MIRAGE in favor of JPMorgan Chase Bank (the “6.75% Guaranty”), for the Holders of Mirage’s 6.75% Notes due 2008 issued pursuant to the Indenture dated as of February 4, 1998, between Mirage and JPMorgan Chase Bank, as successor Trustee to PNC Bank, National Association (the “6.75% Indenture”).

4.	Guaranty of 8.50% Notes Due 2010. The Guaranty dated as of September 17, 2003, made by certain subsidiaries of MGM MIRAGE in favor of BNY Western Trust Company, as successor to U.S. Trust Company, National Association (the “8.50% Guaranty”), for the Holders of MGM MIRAGE’s 8.50% Senior Notes due 2010 issued pursuant to the Indenture dated as of September 15, 2000, between MGM MIRAGE and U.S. Trust Company, National Association, as Trustee (the “8.50% Indenture”).

5.	Guaranty of 5.875% Notes Due 2014. The Guaranty dated as of February 27, 2004, made by certain subsidiaries of MGM MIRAGE in favor of U.S. Bank National Association (the “February 5.875% Guaranty”), for the Holders of MGM MIRAGE’s 5.875% Senior Notes due 2014 (including such 5.875% Senior Notes issued in the exchange offer for the 5.875% Senior Notes due 2014) issued pursuant to the Indenture dated as of February 27, 2004, among MGM MIRAGE, the subsidiary guarantors party thereto and U.S. Bank National Association, as Trustee (the “5.875% Indenture”).

6.	Guaranty of 5.875% Notes Due 2014. The Guaranty dated as of March 23, 2004, made by certain subsidiaries of MGM MIRAGE in favor of U.S. Bank National Association (the “March 5.875% Guaranty”), for the Holders of MGM MIRAGE’s 5.875% Senior Notes due 2014 (including such 5.875% Senior Notes issued in the exchange offer for the 5.875% Senior Notes due 2014) issued pursuant to the Indenture dated as of March 23, 2004, among MGM MIRAGE, the subsidiary guarantors party thereto and U.S. Bank National Association, as Trustee (the “March 5.875% Indenture”).

7.	Guaranty of 6.75% Notes Due 2012. The Guaranty dated as of August 25, 2004, made by certain subsidiaries of MGM MIRAGE in favor of U.S. Bank National Association (the “2004 6.75% Guaranty”), for the Holders of MGM MIRAGE’s 6.75% Senior Notes due 2012 (including such 6.75% Senior Notes issued in any exchange offer for the 6.75% Senior Notes due 2012) issued pursuant to the Indenture dated as of August 25, 2004, among MGM MIRAGE, the subsidiary guarantors party thereto and U.S. Bank National Association, as Trustee (the “2004 6.75% Indenture”).

8.	Guaranty of 6.00% Notes Due 2009. The Guaranty dated as of September 17, 2003, made by certain subsidiaries of MGM MIRAGE in favor of U.S. Bank National Association (the “2003 6.00% Guaranty”), for the Holders of MGM MIRAGE’s 6.00% Senior Notes due 2009 issued pursuant to the Indenture dated as of September 17, 2003, among MGM MIRAGE, the subsidiary guarantors party thereto and U.S. Bank National Association, as Trustee (the “2003 6.00% Indenture”).

9.	Guaranty of 6.00% Notes Due 2009. The Guaranty dated as of September 22, 2004, made by certain subsidiaries of MGM MIRAGE in favor of U.S. Bank National Association (the “2004 6.00% Guaranty”), for the Holders of MGM MIRAGE’s 6.00% Senior Notes due 2009 (including such 6.00% Senior Notes issued in any exchange offer for the 6.00% Senior Notes due 2009) issued pursuant to the Indenture dated as of September 22, 2004, among MGM MIRAGE, the subsidiary guarantors party thereto and U.S. Bank National Association, as Trustee (the “2004 6.00% Indenture”).

10.	Guaranty of 6.375% Notes Due 2011. The Guaranty dated as of April 25, 2005, made by MGM MIRAGE and certain subsidiaries of MGM MIRAGE in favor of The Bank of New York (the “6.375% Guaranty”), for the Holders of Mandalay’s 6.375% Senior Notes due 2011 (including such 6.375% Senior Notes issued in any exchange offer for the 6.375% Senior Notes due 2011) issued pursuant to the Indenture dated as of November 25, 2003, between Mandalay and The Bank of New York, as Trustee (the “6.375% Indenture”).

11.	Guaranty of 6.50% Notes Due 2009. The Guaranty dated as of April 25, 2005, made by MGM MIRAGE and certain subsidiaries of MGM MIRAGE in favor of The Bank of New York (the “6.50% Guaranty”), for the Holders of Mandalay’s 6.50% Senior Notes due 2009 (including such 6.50% Senior Notes issued in any exchange offer for the 6.50% Senior Notes due 2009) issued pursuant to the Indenture dated as of July 31, 2003, between Mandalay and The Bank of New York, as Trustee (the “6.50% Indenture”).

12.	Guaranty of 9.50% Notes Due 2008. The Guaranty dated as of April 25, 2005, made by MGM MIRAGE and certain subsidiaries of MGM MIRAGE in favor of The Bank of New York (the “9.50% Guaranty”), for the Holders of Mandalay’s 9.50% Senior Notes due 2008 (including such 9.50% Senior Notes issued in any exchange offer for the 9.50% Senior Notes due 2008) issued pursuant to the Indenture dated as of August 16, 2000, between Mandalay and The Bank of New York, as Trustee (the “9.50% Indenture”).

13.	Guaranty of Floating Rate Convertible Debentures Due 2033. The Guaranty dated as of April 25, 2005, made by MGM MIRAGE and certain subsidiaries of MGM MIRAGE in favor of The Bank of New York (the “Convertible Debentures Guaranty”), for the Holders of Mandalay’s Floating Rate Convertible Debentures due 2033 issued pursuant to the First Supplemental Indenture dated as of July 26, 2004 to the Indenture dated as of March 21, 2003, between Mandalay, the subsidiary guarantors party thereto and The Bank of New York, as Trustee (the “ Floating Rate Convertible Debentures Indenture”).

14.	Guaranty of 7.00% Debentures Due 2036. The Guaranty dated as of April 25, 2005, made by MGM MIRAGE and certain subsidiaries of MGM MIRAGE in favor of Wells Fargo Bank (Colorado), N.A. (the “7.00% Debentures Guaranty”), for the Holders of Mandalay’s 7.00% Debentures due 2036 issued pursuant to this Supplemental Indenture dated as of November 15, 1996 to the Indenture dated as of November 15, 1996, between Mandalay and Wells Fargo Bank (Colorado), N.A., as Trustee (the “7.00% Debentures Indenture”).

15.	Guaranty of 6.70% Debentures Due 2096. The Guaranty dated as of April 25, 2005, made by MGM MIRAGE and certain subsidiaries of MGM MIRAGE in favor of Wells Fargo Bank (Colorado), N.A. (the “6.70% Debentures Guaranty”), for the Holders of Mandalay’s 6.70% Debentures due 2096 issued pursuant to this Supplemental Indenture dated as of November 15, 1996 to the Indenture dated as of February 1, 1996, between Mandalay and Wells Fargo Bank (Colorado), N.A., as Trustee (the “6.70% Debentures Indenture”).

16.	Guaranty of 6.45% Notes Due 2006. The Guaranty dated as of April 25, 2005, made by MGM MIRAGE and certain subsidiaries of MGM MIRAGE in favor of First Interstate Bank of Nevada, N.A. (the “6.45% Guaranty”), for the Holders of Mandalay’s 6.45% Senior Notes due 2006 issued pursuant to this Supplemental Indenture dated as of February 1, 1996 to the Indenture dated as of February 1, 1996, between Mandalay and First Interstate Bank of Nevada, N.A., as Trustee (the “6.45% Indenture”).

17.	Guaranty of 6.625% Notes Due 2015. The Guaranty dated as of June 20, 2005, made by certain subsidiaries of MGM MIRAGE in favor of U.S. Bank National Association (the “June 6.625% Guaranty”), for the Holders of MGM MIRAGE’s 6.625% Senior Notes due 2015 (including such 6.625% Senior Notes issued in any exchange offer for the 6.625% Senior Notes due 2015) issued pursuant to the Indenture dated as of June 20, 2005, among MGM MIRAGE, the subsidiary guarantors party thereto and U.S. Bank National Association, as Trustee (the “6.625% Indenture”).

18.	Guaranty of 6.625% Notes Due 2015. The Guaranty dated as of September 9, 2005, made by certain subsidiaries of MGM MIRAGE in favor of U.S. Bank National Association (the “September 6.625% Guaranty”), for the Holders of MGM MIRAGE’s 6.625% Senior Notes due 2015 (including such 6.625% Senior Notes issued in any exchange offer for the 6.625% Senior Notes due 2015) issued pursuant to the 6.625% Indenture (as supplemented as of September 9, 2005).
     (The 7.25% Guaranty, the 6.75% and 7.25% Guaranty, the 6.75% Guaranty, the 8.50% Guaranty, the February 5.875% Guaranty, the March 5.875% Guaranty, the 2004 6.75% Guaranty, the 2003 6.00% Guaranty, the 2004 6.00% Guaranty, the 6.375% Guaranty, the 6.50% Guaranty, the 9.50% Guaranty, the Convertible Debentures Guaranty, the 7.00% Debentures Guaranty, the 6.70% Debentures Guaranty, the 6.45% Guaranty, the June 6.625% Guaranty and the September 6.625% Guaranty are collectively referred to herein as the “Guaranties.”)
RECITALS
          Each Joining Party has Incurred Indebtedness or has guaranteed or secured Indebtedness of MGM MIRAGE, and as such is required by the terms thereof to become a party to the Guaranties (capitalized terms used by not defined herein having the meaning ascribed to such terms in the 6.625 Indenture).
          NOW THEREFORE, each Joining Party jointly and severally agrees as follows:

AGREEMENT
1. By this Joinder, each Joining Party becomes a party to each of the Guaranties as an additional joint and several “Guarantor.” Each Joining Party agrees that, upon its execution hereof, it will become a Guarantor under each of the Guaranties and will be bound by all terms, conditions, and duties applicable to a Guarantor under each of the Guaranties.

2.	The effective date of this Joinder is ___.

3.	Notice of acceptance hereof is waived.

     IN WITNESS WHEREOF, each of the undersigned has executed this Joinder by its duly authorized officer as of the date first written above.

“Joining Parties”
By:

By:

C-1